                                                                    Exhibit 4(a)

                                                                  Execution Copy

                           J. C. PENNEY COMPANY, INC.


                                       AND


                              THE BANK OF NEW YORK
                                     Trustee


                              _____________________

                      5% Convertible Subordinated Notes Due
                                October 15, 2008


                                    INDENTURE


                          Dated as of October 15, 2001
                              _____________________

                                TABLE OF CONTENTS
                                -----------------

                                                                                           Page
                                                                                           ----
                                          ARTICLE ONE

                               DEFINITIONS AND OTHER PROVISIONS
                                    OF GENERAL APPLICATION

SECTION 1.01. Definitions ..............................................................      1
SECTION 1.02. Compliance Certificates and Opinions .....................................     11
SECTION 1.03. Form of Documents Delivered to Trustee ...................................     11
SECTION 1.04. Acts of Securityholders ..................................................     12
SECTION 1.05. Notices, etc., to Trustee and Company ....................................     13
SECTION 1.06. Notices to Securityholders; Waiver .......................................     13
SECTION 1.07. Conflict with Trust Indenture Act; Trust Indenture Act Provisions ........     14
SECTION 1.08. Effect of Headings and Table of Contents .................................     15
SECTION 1.09. Successors and Assigns ...................................................     15
SECTION 1.10. Separability Clause ......................................................     15
SECTION 1.11. Benefits of Indenture ....................................................     15
SECTION 1.12. Legal Holidays ...........................................................     15
SECTION 1.13. Governing Law ............................................................     15

                                          ARTICLE TWO

                                 ISSUANCE OF SECURITIES; FORMS;
                            OTHER PROVISIONS RELATING TO SECURITIES

SECTION 2.01. Form and Dating ..........................................................     16
SECTION 2.02. Currency; Denominations ..................................................     17
SECTION 2.03. Execution, Authentication and Delivery ...................................     17
SECTION 2.04. Temporary Securities .....................................................     18
SECTION 2.05. Registration, Registration of Transfer and Exchange ......................     19
SECTION 2.06. Mutilated, Destroyed, Lost and Stolen Securities .........................     20
SECTION 2.07. Payment of Interest; Interest Rights Preserved ...........................     21
SECTION 2.08. Place of Payment .........................................................     22
SECTION 2.09. Persons Deemed Owners ....................................................     22
SECTION 2.10. Cancellation .............................................................     22
SECTION 2.11. Computation of Interest ..................................................     23
SECTION 2.12. Additional Transfer and Exchange Requirements ............................     23
SECTION 2.13. CUSIP Numbers ............................................................     26

                                          ARTICLE THREE

                                    REDEMPTION OF SECURITIES

SECTION 3.01. Right of Redemption ......................................................     26
SECTION 3.02. Election to Redeem; Notice to Trustee ....................................     26
SECTION 3.03. Selection of Securities to Be Redeemed ...................................     26

SECTION 3.04. Notice of Redemption ..............................................   27
SECTION 3.05. Deposit of Redemption Price .......................................   28
SECTION 3.06. Securities Payable on Redemption Date .............................   28
SECTION 3.07. Securities Redeemed in Part .......................................   28
SECTION 3.08. Conversion Arrangement on Call for Redemption .....................   29
SECTION 3.09. Purchase of Securities at Option of the Holder upon Change in
              Control ...........................................................   29
SECTION 3.10. Effect of Change in Control Purchase Notice .......................   32
SECTION 3.11. Deposit of Change in Control Purchase Price .......................   33
SECTION 3.12. Securities Purchased in Part ......................................   33
SECTION 3.13. Compliance with Securities Laws upon Purchase of Securities .......   33

                                      ARTICLE FOUR

                                       CONVERSION

SECTION 4.01. Conversion Privilege ..............................................   34
SECTION 4.02. Conversion Procedure ..............................................   34
SECTION 4.03. Securities Converted in Part ......................................   36
SECTION 4.04. Fractional Shares .................................................   36
SECTION 4.05. Taxes on Conversion ...............................................   36
SECTION 4.06. Company to Provide Stock ..........................................   36
SECTION 4.07. Adjustment of Conversion Price ....................................   37
SECTION 4.08. No Adjustment .....................................................   41
SECTION 4.09. Adjustment for Tax Purposes .......................................   41
SECTION 4.10. Notice of Adjustment ..............................................   41
SECTION 4.11. Notice of Certain Transactions ....................................   41
SECTION 4.12. Effect of Reclassification, Consolidation, Merger or Sale on
              Conversion Privilege ..............................................   42
SECTION 4.13. Trustee's Disclaimer ..............................................   43
SECTION 4.14. Voluntary Reduction ...............................................   43

                                      ARTICLE FIVE

                                     SUBORDINATION

SECTION 5.01. Agreement of Subordination ........................................   43
SECTION 5.02. Payments to Holders ...............................................   44
SECTION 5.03. Subrogation of Securities .........................................   46
SECTION 5.04. Authorization to Effect Subordination .............................   47
SECTION 5.05. Notice to Trustee .................................................   47
SECTION 5.06. Trustee's Relation to Senior Indebtedness .........................   48
SECTION 5.07. No Impairment of Subordination ....................................   48
SECTION 5.08. Certain Conversions Deemed Payment ................................   49
SECTION 5.09. Article Applicable to Paying Agents ...............................   49
SECTION 5.10. Notice to Senior Indebtedness .....................................   49
SECTION 5.11. Senior Indebtedness Entitled to Rely ..............................   49

                                      ARTICLE SIX

                                       COVENANTS
SECTION 6.01.   Payment of Principal, Premium and Interest ........................   50
SECTION 6.02.   Maintenance of Agency .............................................   50
SECTION 6.03.   Money for Security Payments to Be Held in Trust ...................   50
SECTION 6.04.   Payment of Taxes and Other Claims .................................   51
SECTION 6.05.   Maintenance of Properties .........................................   52
SECTION 6.06.   Statement as to Compliance ........................................   52
SECTION 6.07.   Corporate Existence ...............................................   52
SECTION 6.08.   SEC Reports .......................................................   52
SECTION 6.09.   Rule 144A Information Requirement .................................   53
SECTION 6.10.   Payment of Additional Interest ....................................   53
SECTION 6.11.   Waiver of Covenants ...............................................   53

                                     ARTICLE SEVEN

                           SECURITYHOLDERS LISTS AND REPORTS
                                BY TRUSTEE AND COMPANY

SECTION 7.01.   Company to Furnish Trustee Name and Addresses of Securityholder ...   54
SECTION 7.02.   Preservation of Information; Communications to Securityholders ....   54
SECTION 7.03.   Reports by Trustee ................................................   54
SECTION 7.04.   Reports by Company ................................................   55
SECTION 7.05.   Statement by Officers as to Default ...............................   55

                                     ARTICLE EIGHT

                                       REMEDIES

SECTION 8.01.   Events of Default .................................................   55
SECTION 8.02.   Acceleration of Maturity; Rescission and Annulment ................   56
SECTION 8.03.   Collection of Indebtedness and Suits for Enforcement by Trustee ...   58
SECTION 8.04.   Trustee May File Proofs of Claim ..................................   58
SECTION 8.05.   Trustee May Enforce Claims without Possession of Securities .......   59
SECTION 8.06.   Application of Money Collected ....................................   59
SECTION 8.07.   Limitation on Suits ...............................................   59
SECTION 8.08.   Unconditional Right of Securityholders to Receive Principal,
                Premium and Interest and to Convert ...............................   60
SECTION 8.09.   Restoration of Rights and Remedies ................................   60
SECTION 8.10.   Rights and Remedies Cumulative ....................................   61
SECTION 8.11.   Delay or Omission Not Waiver ......................................   61
SECTION 8.12.   Control by Securityholders ........................................   61
SECTION 8.13.   Waiver of Past Defaults ...........................................   62
SECTION 8.14.   Undertaking for Costs .............................................   62
SECTION 8.15.   Waiver of Stay or Extension Laws ..................................   62

                                      ARTICLE NINE

                                      THE TRUSTEE
SECTION 9.01.  Certain Duties and Responsibilities ...................................   63
SECTION 9.02.  Notice of Default .....................................................   63
SECTION 9.03.  Certain Rights of Trustee .............................................   63
SECTION 9.04.  Not Responsible for Recitals or Issuance of Securities ................   65
SECTION 9.05.  May Hold Securities ...................................................   65
SECTION 9.06.  Money Held in Trust ...................................................   65
SECTION 9.07.  Compensation and Reimbursement ........................................   65
SECTION 9.08.  Disqualification; Conflicting Interests ...............................   66
SECTION 9.09.  Corporate Trustee Required; Eligibility ...............................   66
SECTION 9.10.  Resignation and Removal; Appointment of Successor .....................   66
SECTION 9.11.  Acceptance of Appointment by Successor ................................   67
SECTION 9.12.  Merger, Conversion, Consolidation or Succession to Business of
               Trustee ...............................................................   68
SECTION 9.13.  Preferential Collection of Claims against Company .....................   68
SECTION 9.14.  Authenticating Agents .................................................   68

                                       ARTICLE TEN

                                SECURITYHOLDERS' MEETINGS

SECTION 10.01. Purposes of Meetings ..................................................   69
SECTION 10.02. Call of Meetings by Trustee ...........................................   70
SECTION 10.03. Call of Meetings by Company or Securityholders ........................   70
SECTION 10.04. Qualifications for Voting .............................................   70
SECTION 10.05. Regulations ...........................................................   70
SECTION 10.06. Voting ................................................................   71
SECTION 10.07. Action by Securityholders .............................................   72

                                      ARTICLE ELEVEN

                                 SUPPLEMENTAL INDENTURES

SECTION 11.01. Supplemental Indentures without Consent of Securityholders ............   72
SECTION 11.02. Supplemental Indentures with Consent of Securityholders ...............   73
SECTION 11.03. Execution of Supplemental Indentures ..................................   73
SECTION 11.04. Effect of Supplemental Indentures .....................................   74
SECTION 11.05. Conformity with Trust Indenture Act ...................................   74
SECTION 11.06. Reference in Securities to Supplemental Indentures ....................   74
SECTION 11.07. Notice of Supplemental Indentures .....................................   74

                                      ARTICLE TWELVE

                       CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 12.01. Company May Consolidate, etc., Only on Certain Terms. ..................  74

SECTION 12.02. Successor Corporation Substituted.........................................   75

                                ARTICLE THIRTEEN

                            SATISFACTION AND DISCHARGE

SECTION 13.01. Satisfaction and Discharge of Indenture...................................   75
SECTION 13.02. Application of Trust Money. ..............................................   76
SECTION 13.03. Reinstatement. ...........................................................   77

                                ARTICLE FOURTEEN

                      IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 14.01. Exemption from Individual Liability.......................................   77

                                ARTICLE FIFTEEN

                                 MISCELLANEOUS

SECTION 15.01. Counterparts. ............................................................   78

               THIS INDENTURE is entered into as of October 15, 2001, between
J. C. PENNEY COMPANY, INC., a Delaware corporation (hereinafter called the "Company"), having its principal executive office located at 6501 Legacy Drive,
 -------
Plano, Texas 75024-3698 and THE BANK OF NEW YORK, as trustee (hereinafter called the "Trustee"), having its principal corporate trust office located at 101
     -------
Barclay Street, New York, New York 10286 (the "Corporate Trust Office").
                                               ----------------------

                             RECITALS OF THE COMPANY

               The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 5% Convertible Subordinated Notes Due October 15, 2008 (herein called the "Securities"). All things
                                               ----------
necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

               This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

               SECTION 1.01. Definitions.
                             -----------

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) all references in this instrument to designated "Articles",
                                                                    --------
         "Sections" and other subdivisions are to the designated Articles,
          --------
         Sections and other subdivisions of this Indenture;

               (2) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (3) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (4) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

               (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting practices.

               "Act" when used with respect to any Securityholder has the
                ---
meaning specified in Section 1.04.

               "Additional Interest" has the meaning specified in Section 5 of
                -------------------
the Registration Rights Agreement. All references herein to interest accrued or payable as of any date shall include any Additional Interest accrued or payable as of such date as provided in the Registration Rights Agreement.

               "Affiliate" of any specified Person means any other Person
                ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Agent Members" has the meaning specified in Section 2.01(b).
                -------------

               "Applicable Procedures" means, with respect to any transfer or
                ---------------------
exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

               "Authenticating Agent" means any Person appointed as
                --------------------
Authenticating Agent in accordance with Section 9.14.

               "Authorized Newspaper" means a newspaper, in an official language
                --------------------
of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

               "Bankruptcy Code" means Title 11 of the United States Code.
                ---------------

               "Board of Directors" means either the board of directors of the
                ------------------
Company or any duly authorized committee of that board.

               "Board Resolution" means a copy of one or more resolutions,
                ----------------
certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

               "Business Day" means each day which is neither a Saturday, Sunday
                ------------
nor other day on which state or federally chartered banking institutions in New York, New York and the state in which the Corporate Trust Office is located are not required to be open.

               "Capital Stock" of any Person means any and all shares,
                -------------
interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

               "cash" means such coin or currency of the United States as at any
                ----
time of payment is legal tender for the payment of public and private debts.

               "Certificated Security" means a Security that is in substantially
                ---------------------
the form attached hereto as Exhibit A and that does not include the information or the schedule called for by footnotes 1, 3 and 4 thereof.

               "Change in Control" has the meaning specified in Section 3.09(a).
                -----------------

               "Change in Control Purchase Date" has the meaning specified in
                -------------------------------
Section 3.09(a).

               "Change in Control Purchase Notice" has the meaning specified in
                ---------------------------------
Section 3.09(c).

               "Change in Control Purchase Price" has the meaning specified in
                --------------------------------
Section 3.09(a).

               "Closing Price" has the meaning specified in Section 4.07(f).
                -------------

               "Code" means the Internal Revenue Code of 1986, as amended.
                ----

               "Commission" means the Securities and Exchange Commission, as
                ----------
from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

               "Common Stock" means the common stock of the Company, par value
                ------------
50(cent) per share, as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time
                                          --------  -------
there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               "Company" means the Person named as the "Company" in the first
                -------                                 -------
paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.
 -------

               "Company Request" and "Company Order" mean, respectively, a
                ---------------       -------------
written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman of the Board, a President or a Vice President, and by a Treasurer, an Assistant Treasurer, a Controller, an Assistant Controller, a Secretary, or an Assistant Secretary, and delivered to the Trustee.

               "Conversion Agent" has the meaning specified in Section 6.02.
                ----------------

               "Conversion Date" has the meaning specified in Section 4.02.
                ---------------

               "Conversion Price" has the meaning specified in Section 4.07.
                ----------------

               "Corporate Trust Office" shall be the address of the Trustee
                ----------------------
specified in the first paragraph of this instrument or such other address as to which the Trustee may give notice to the Company.


               "Current Market Price Per Share" has the meaning specified in
                ------------------------------
Section 4.07(f).

               "Defaulted" means, when used with respect to any Securities, an
                ---------
Event of Default shall have occurred and be continuing, but only if, in the case of an Event of Default referred to in Section 8.01(4), the written notice referred to in Section 8.01(4) has been given by the Trustee or by the Holders of at least 25% in Principal Amount of the Outstanding Securities.

               "Defaulted Interest" has the meaning specified in Section 2.07.
                ------------------

               "Depositary" has the meaning specified in Section 2.01(a).
                ----------

               "Determination Date" has the meaning specified in Section
                ------------------
4.07(d).

               "Dollars" or "$" means a dollar or other equivalent unit of legal
                -------      -
tender for payment of public or private debts in the United States.

               "DTC" has the meaning specified in Section 2.01(a).
                ---

               "Event of Default" has the meaning specified in Section 8.01.
                ----------------

               "Exchange Act" means the Securities Exchange Act of 1934 and any
                ------------
statute successor thereto, in each case as amended from time to time.

               "Expiration Date" has the meaning specified in Section 4.07(e).
                ---------------

               "Expiration Time" has the meaning specified in Section 4.07(e).
                ---------------

               "Final Maturity Date" means October 15, 2008.
                -------------------

               "GAAP" means generally accepted accounting principles in the
                ----
United States of America as in effect as of the date of this Indenture, including those set forth in (1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (2) the statements and pronouncements of the Financial Accounting

Standards Board, (3) such other statements by such other entity as approved by a significant segment of the accounting profession and (4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in registration statements filed under the Securities Act and periodic reports required to be filed pursuant to
Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

               "Global Security" means a permanent Global Security that is in
                ---------------
substantially the form attached hereto as Exhibit A and that includes the information and schedule called for by footnotes 1, 3 and 4 thereof and which is deposited with the Depositary or its custodian and registered in the name of the Depositary or its nominee.

               "Indebtedness" means, with respect to any Person, without
                ------------
duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or credit or loan agreements, bonds, debentures, notes or similar instruments, including indebtedness given in connection with the acquisition of any business, properties or assets (including securities) (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any accounts payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) of such Person (i) in respect of leases of such Person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such Person, or (ii) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a residual value of the leased property to the lessor and all of the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property (whether or not such lease transaction is characterized as an operating lease or a capitalized lease in accordance with GAAP), (d) all obligations (contingent or otherwise) of such Person with respect to any interest rate, currency or other swap, cap, floor or collar agreement, hedge agreement, forward contract, or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses
(a) through (d), and (f) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (e).

               "Indenture" means this instrument as originally executed and as
                ---------
it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Interest Payment Date" when used with respect to any Security
                   ---------------------
means the Stated Maturity of an installment of interest on such Security.

                  "Investment Company Act" means the Investment Company Act of
                   ----------------------
1940 and any statute successor thereto, in each case as amended from time to time.

                  "junior securities" has the meaning specified in Section 5.08.
                   -----------------

                  "Legend" has the meaning specified in Section 2.12(a).
                   ------

                  "NNM" has the meaning specified in Section 4.07(f).
                   ---

                  "Notice of Default" means a written notice of the kind
                   -----------------
specified in Section 8.01(4).

                  "NYSE" has the meaning specified in Section 4.07(f).
                   ----

                  "Officers' Certificate" means a certificate signed by the
                   ---------------------
Chairman of the Board, any Vice Chairman of the Board, President or Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel who
                   ------------------
may (except as otherwise expressly provided in this Indenture) be counsel for the Company.

                  "Outstanding" when used with respect to Securities means, as
                   -----------
of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, other than:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) On and after a Redemption Date, a Change in Control Purchase Date or the Final Maturity Date, Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust, or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), for the Holders of such Securities; and

                  (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such
                                       ---- ----
         Securities are valid obligations of the Company.

Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person authorized by the Company to
                   ------------
pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

                  "Payment Blockage Notice" has the meaning specified in Section
                   -----------------------
5.02(ii).

                  "Person" means any individual, corporation, partnership, joint
                   -------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every
                   --------------------
previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Amount" means, when used with respect to any
                   ----------------
Security, the amount of principal of (and premium, if any, on) such Security that could then be declared due and payable pursuant to Section 8.02 if such Security were then a Defaulted Security.

                  "Purchase Agreement" has the meaning specified in Section
                   ------------------
2.01.

                  "Purchased Shares" has the meaning specified in Section 4.07
                   ----------------
(e)(1).

                  "QIB" has the meaning specified in Section 2.01(a).
                   ---

                  "Redemption Date" when used with respect to any Security to be
                   ---------------
redeemed means the date fixed for such redemption pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Security to
                   ----------------
be redeemed means the price at which it is to be redeemed pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

                  "Registration Rights Agreement" means the Registration Rights
                   -----------------------------
Agreement, dated as of October 15, 2001, between the Company and Credit Suisse First Boston Corporation, J. P. Morgan Securities, Inc., Salomon Smith Barney Inc., First Union Securities, Inc., HSBC Securities (USA) Inc., Robertson Stephens, Inc., Bear, Stearns & Co. Inc., Lehman Brothers Inc., Fahnestock & Co. Inc. and The Williams Capital Group, L.P.

                  "Regular Record Date" for interest payable on a Security on
                   -------------------
any Interest Payment Date means the close of business on the date specified as such pursuant to this Indenture.

                  "Regulation S" means Regulation S under the Securities Act or
                   ------------
any successor to such Rule.

                  "Representative" means (a) the indenture trustee or other
                   --------------
trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

                  "Responsible Officer" when used with respect to the Trustee
                   -------------------
means any vice president, any assistant vice president, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer who shall have direct responsibility for the administration of this Indenture and to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Certificated Security" means a Certificated
                   --------------------------------
Security which is a Transfer Restricted Security.

                  "Restricted Global Security" means a Global Security that is a
                   --------------------------
Transfer Restricted Security.

                  "Rule 144" means Rule 144 under the Securities Act or any
                   --------
successor to such Rule.

                  "Rule 144A" means Rule 144A under the Securities Act or any
                   ---------
successor to such Rule.

                  "SEC" means the Securities and Exchange Commission.
                   ---

                  "Securities" means the 5% Convertible Subordinated Notes Due
                   ----------
October 15, 2008 or any of them (each, a "Security"), as amended or supplemented
                                          --------
from time to time, that are issued under this Indenture.

                  "Securities Act" means the Securities Act of 1933 and any
                   --------------
statute successor thereto, in each case as amended from time to time.

                  "Securities Custodian" means the Trustee, as custodian with
                   --------------------
respect to the Securities in global form, or any successor thereto.

                  "Security Register" has the meaning specified in Section 2.05.
                   -----------------

                  "Securities Registrar" has the meaning specified in Section
                   --------------------
6.02.

                  "Securityholder" or "Holder" when used with respect to any
                   --------------      ------
Security means the Person in whose name such Security is registered in the Security Register.

                  "Senior Indebtedness" means the principal of (and premium, if
                   -------------------
any), interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. Notwithstanding the foregoing, the term Senior Indebtedness shall not include (i) any obligation for Federal, state, local or other taxes or (ii) any Indebtedness of the Company to any Subsidiary of the Company, other than indebtedness to J. C. Penney Funding Corporation which (x) arises in connection with third-party borrowings by J. C. Penney Funding Corporation and (y) is incurred to finance operations of
J. C. Penney Company, Inc., unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness will not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

                  "Special Record Date" for the payment of any Defaulted
                   -------------------
Interest means the date fixed by the Trustee pursuant to Section 2.07(1).

                  "Stated Maturity" when used with respect to any Security, or
                   ---------------
any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such installment of principal or interest, is due and payable.

                  "Subsidiary" means (a) any corporation of which the Company,
                   ----------
directly or indirectly, owns more than 50% of the outstanding stock, which at the time shall have by the terms thereof ordinary voting power to elect directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, or (b) any such corporation of which such percentage of shares of outstanding stock of the character described in the foregoing clause (a) shall at the time be owned, directly or indirectly, by the Company and one or more Subsidiaries as defined in the foregoing clause (a) or by one or more such Subsidiaries.

                  "Trading Day" means, with respect to any security, each
                   -----------
Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not generally traded on the principal exchange or market in which such security is traded.

                  "Transfer Certificate" has the meaning specified in Section
                   --------------------
2.05.

                  "Transfer Restricted Security" means a Security required to
                   ----------------------------
bear the restricted legend set forth in the form of Security attached as Exhibit A to this Indenture.

                  "Triggering Distribution" has the meaning specified in Section
                   -----------------------
4.07(d).

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act
                   -------------------      ---
of 1939, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended
--------  -------
after such date, "Trust Indenture Act" means, to the extent required by any such
                  -------------------
amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first
                   -------                                 -------
paragraph of this instrument until a successor Trustee shall have become such with respect to the Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean the Person who is then Trustee
                           -------
hereunder.

                  "U.S. Government Obligations" means securities which are (1)
                   ---------------------------
direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, provided that the payment of such obligations is unconditionally
         --------
guaranteed as a full faith and credit obligation by the United States of America. The term "U.S. Government Obligations" shall also include depository
                   ---------------------------
receipts issued by a bank or trust company as custodian and evidencing ownership by the holders of such depository receipts of future payments of interest or principal, or both, on U.S. Government Obligations, as defined above, held by such custodian, provided that except as required by law, no deduction may be
                --------
made by the custodian from the amount payable to the holder of any such depository receipt from the amount received by the custodian in respect of any such payment of interest or principal.

                  "Unissued Shares" has the meaning specified in Section
                   ---------------
3.09(a).

                  "Unrestricted Certificated Security" means a Certificated
                   ----------------------------------
Security that is not a Transfer Restricted Security.

                  "Unrestricted Global Security" means a Global Security that is
                   ----------------------------
not a Transfer Restricted Security.

                  "Voting Stock" of a Person means any class or classes of
                   ------------
Capital Stock of such Person pursuant to which the holders of Capital Stock under ordinary circumstances have the power to vote in the election of the board of directors, managers or trustees of any person or other persons performing similar functions irrespective of whether or not, at the time Capital Stock of any other class or classes shall have, or might have, voting power by reason of the occurrence of any contingency.

               SECTION 1.02. Compliance Certificates and Opinions.
                             ------------------------------------

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the Officer's Certificate required by Section 6.06) shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

               SECTION 1.03. Form of Documents Delivered to Trustee.
                             --------------------------------------

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               SECTION 1.04. Acts of Securityholders.
                             -----------------------

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of
 ---
execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               Without limiting the generality of this Section 1.04, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository or its nominee that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depository or its nominee that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depository's standing instructions and customary practices.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in a capacity other than such Person's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, provided or permitted by this Indenture to be given or taken by Holders of Securities. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite Principal Amount of Outstanding Securities (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite Principal Amount of Outstanding Securities on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 8.01, 8.02 or 8.12.

               Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the Principal Amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Principal Amount.

               SECTION 1.05. Notices, etc., to Trustee and Company.
                             -------------------------------------

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

               (2) the Company by the Trustee or by any Securityholder, shall be sufficient for every purpose hereunder (except as provided in Section 8.01(4)) if in writing and mailed, first-class, postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

               SECTION 1.06. Notices to Securityholders; Waiver.
                             ----------------------------------

               Where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

               In case, by reason of the suspension of publication of any Authorized Newspaper or the suspension of regular mail service, or by reason of any other cause, it shall be impractical to make publication of any notice in an Authorized Newspaper or Authorized Newspapers or to give such notice by mail as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication or notification for every purpose hereunder.

               Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               SECTION 1.07. Conflict with Trust Indenture Act; Trust Indenture
                             --------------------------------------------------
Act Provisions.
--------------

               (a) If any provision hereof limits, qualifies or conflicts with a provision of the TIA which is required to be included in this Indenture by any of the provisions of the TIA, such required provision of the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

               (b) The following TIA terms used in this Indenture have the following meanings:

               "indenture securities" means the Securities;

               "indenture security holder" means a Securityholder;

               "indenture to be qualified" means this Indenture;

               "indenture trustee" or "institutional trustee" means the Trustee; and "obligor" on the indenture securities means the Company or any other obligor on the Securities.

All other terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by any SEC rule and not otherwise defined herein have the meanings assigned to them therein.

               SECTION 1.08. Effect of Headings and Table of Contents.
                             ----------------------------------------

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 1.09. Successors and Assigns.
                             ----------------------

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

               SECTION 1.10. Separability Clause.
                             -------------------

               In case any provision in this Indenture or in any of the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 1.11. Benefits of Indenture.
                             ---------------------

               Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Securityholders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

               SECTION 1.12. Legal Holidays.
                             --------------

               In any case where the date of any Interest Payment Date or Redemption Date or the Final Maturity Date of any Security or any date on which any Defaulted Interest is proposed to be paid or the last day on which a Securityholder has the right to convert his Security at a particular Conversion Price shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Indenture) payment of the principal of (and premium, if any) or interest on, or conversion of, such Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Redemption Date or Final Maturity Date or on such date on which Defaulted Interest is proposed to be paid or on such last day for conversion, and no interest shall accrue for the period from and after any such nominal date.

               SECTION 1.13. Governing Law.
                             -------------

               This Indenture and the Securities shall be construed in accordance with and governed by the internal laws (and not the law of conflicts) of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

                                   ARTICLE TWO

                         ISSUANCE OF SECURITIES; FORMS;
                     OTHER PROVISIONS RELATING TO SECURITIES

                  SECTION 2.01. Form and Dating.
                                ---------------

                  The Securities and the Trustee's certificate of authentication shall be substantially in the respective forms set forth in Exhibit A, which
Exhibit is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated October 9, 2001 (the "Purchase Agreement"), between the
                                       ------------------
Company, Credit Suisse First Boston Corporation, J. P. Morgan Securities, Inc., Salomon Smith Barney Inc., First Union Securities, Inc., HSBC Securities (USA) Inc., Robertson Stephens, Inc., Bear, Stearns & Co. Inc., Lehman Brothers Inc., Fahnestock & Co. Inc. and The Williams Capital Group, L.P., as representatives of the several Purchasers (as defined in the Purchase Agreement) in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

                  (a) Restricted Global Securities. All of the Securities are
                      ----------------------------
initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually, each a "QIB") in reliance on
                          ---                            ---
Rule 144A under the Securities Act or to non-U.S. Persons in offshore transactions in reliance on Regulation S under the Securities Act and shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company ("DTC") (such depositary, or any
                                           ---
successor thereto, being hereinafter referred to as the "Depositary"), and
                                                         ----------
registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

                  (b) Global Securities In General. Each Global Security shall
                      ----------------------------
represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Securities Custodian in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian.

                  Members of, or participants in, the Depositary ("Agent
                                                                   -----
Members") shall have no rights under this Indenture with respect to any Global
-------
Security held on their behalf by the Depositary or under any Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the

Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (c) Book Entry Provisions. The Company shall execute and the
                      ---------------------
Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

                  "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO J. C. PENNEY COMPANY, INC. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

                  SECTION 2.02. Currency; Denominations.
                                -----------------------

                  The principal of, any premium and interest on the Securities shall be payable in Dollars. The Securities shall be issuable as a registered Security without coupons in the denomination of $1,000 or any integral multiple thereof.

                  SECTION 2.03. Execution, Authentication and Delivery.
                                --------------------------------------

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form included in Exhibit A manually executed by the Trustee or on its behalf as provided in
Section 9.14, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of up to $600 million (plus up to an additional $50 million in aggregate principal amount issuable upon the exercise of the option described in the Purchase Agreement) upon receipt of a Company Order. The Company Order shall specify the amount of Securities to be authenticated, shall provide that all such Securities will be represented by a Restricted Global Security and the date on which each original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $600 million plus the amount (up to an additional $50 million) issuable upon exercise of the option in the Purchase Agreement, except as provided in Section 2.06.

                  SECTION 2.04. Temporary Securities.
                                --------------------

                  Pending the preparation of definitive Securities, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities which may be printed, lithographed, typewritten, mimeographed or otherwise produced in any authorized denomination, substantially in the form of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities to a Securities Registrar, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same tenor and of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 2.05. Registration, Registration of Transfer and
                                ------------------------------------------
Exchange.
--------

                  The Company shall keep or cause to be kept a register or registers (hereinafter sometimes referred to as the "Security Register") in
                                                     -----------------
which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at any agency or office maintained by the Company for such purposes as provided in Section 6.02.

                  Subject to compliance with any applicable additional requirements contained in Section 2.12, upon surrender for registration of transfer of any Security at any agency or office maintained by the Company for such purposes, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees and in authorized denominations, one or more new Securities of like tenor and aggregate principal amount.

                  Subject to compliance with any applicable additional requirements contained in Section 2.12, at the option of the Holder, Securities may be exchanged for a like aggregate principal amount of other Securities, in authorized denominations and date of maturity and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in the form included in Exhibit A and, if applicable, a transfer certificate in the form included as Exhibit B (the "Transfer Certificate"), and each in form
                            --------------------
satisfactory to the Company and the Securities Registrar (if other than the Company) duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.04, 2.06, 2.12(a)(1), 3.07, 3.12, 4.03 or
11.06 not involving any transfer.

                  The Company may but shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 3.03 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, (iii) to issue, register the transfer of or exchange any Security that, in accordance with its terms, has been surrendered for payment at the option of the Holder, except the portion, if any, of such Security not to be so paid or (iv) any Securities or portions thereof in respect of which a Change in Control Purchase Notice has been delivered and not withdrawn by the Holder thereof, except, in the case of the purchase of a Security in part, the portion not to be purchased.

                 Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                 SECTION 2.06. Mutilated, Destroyed, Lost and Stolen Securities.
                               ------------------------------------------------

                 If (i) any mutilated Security is surrendered to the Company, the Trustee, or a Securities Registrar, or if the Company, the Trustee and a Securities Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company, the Trustee and the applicable Securities Registrar such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Trustee or the applicable Securities Registrar that such Security has been acquired by a bona
                                                                          ----
fide purchaser, the Company shall execute and upon its request the Trustee shall
----
authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same date of maturity and principal amount and of like tenor, bearing a number not contemporaneously outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed or converted pursuant to the terms of the Security and this Indenture, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the applicable Securities Registrar) connected therewith.

                 Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                 The provisions of this Section 2.06 as amended or supplemented pursuant to this Indenture shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 2.07. Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          Interest on each Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date.

          All interest on each Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered
 ------------------
Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Security (or a Predecessor Security) is registered at the close of business on a Special Record Date (a "Special
                                                                      -------
     Record Date") for the payment of such Defaulted Interest, which shall be
     -----------
     fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each holder of a Security in respect of which such Defaulted Interest is payable at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities in respect of which such Defaulted Interest is payable (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the applicable requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 2.08. Place of Payment.
                        ----------------

          The principal and the Redemption Price of, and interest (including Additional Interest, if any) on, each Security shall be payable at the agency or office maintained by the Company for such purposes as provided in Section 6.02; provided, however, that at the option of the Company payment of interest may be
--------  -------
made by check mailed by first class mail to the address of the Person entitled thereto at such address as shall appear in the Security Register; provided,
                                                                  --------
further, that a Holder with an aggregate principal amount in excess of
-------
$2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder.

          SECTION 2.09. Persons Deemed Owners.
                        ---------------------

          Prior to due presentment for registration of transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 2.07) interest, if any, on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          No Person entitled to any beneficial interest in any Global Security held on its behalf by a Depository or its nominee shall, as such, have any rights under this Indenture with respect to such Global Security, and such Depository or its nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 2.10. Cancellation.
                        ------------

          Each Security surrendered for payment, registration of transfer, conversion, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and any such Security, as well as Securities surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. All Securities which are redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries prior to the Final Maturity Date shall be delivered to the Trustee for cancellation and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not hold or resell such Securities or issue any new Securities to replace any such Securities or any Securities that any Holder has converted pursuant to
Article 4. Without limitation to the foregoing, any Securities acquired by any investment bankers pursuant to Section 3.08 shall be surrendered for conversion and thereafter cancelled, and may not be reoffered, sold or otherwise transferred. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that in no
                                               --------  -------
event shall the Trustee be required to destroy any canceled Securities.

          SECTION 2.11. Computation of Interest.
                        -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.12. Additional Transfer and Exchange Requirements.
                        ---------------------------------------------

          (a) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Securities attached hereto as Exhibit A setting forth such restrictions (collectively, the "Legend"), or if a request is
                                                    ------
made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Securities Registrar such satisfactory evidence, which shall include an Opinion of Counsel if requested by the Company or such Securities Registrar, as may be reasonably required by the Company and the Securities Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act; provided that no such evidence need be supplied in connection
                --------
with the sale of such Security pursuant to a registration statement that is effective at the time of such sale. Upon (i) provision of such satisfactory evidence if requested, or (ii) notification by the Company to the Trustee and Securities Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

          (b) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that the
                                                             --------
foregoing shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with this Section 2.12.

          (c) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend. Whenever any Transfer Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Transfer Restricted Security must be accompanied by a Transfer Certificate, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Securities Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

          (d) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Securities Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by, if requested, an Opinion of Counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

          (e) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

          (f) The provisions of clauses (A), (B), (C) and (D) below shall apply only to Global Securities:

              (A) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global
                                                          --------
          Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (ii) the Company has provided the Depositary with written notice that it has decided to discontinue use of the system of book entry transfer through the Depositary or any successor Depositary or (iii) an event of default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clauses (i) or
          (ii) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security;

          provided that any such Security so issued that is registered in the
          --------
          name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

               (B) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Securities Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

               (C) Subject to the provisions of clause (E) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

               (D) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

               (E) Neither Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          (g)  Transfers to the Company. Nothing in this Indenture or in the
               ------------------------
Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global

Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be cancelled in accordance with Section 2.10.

        SECTION 2.13. CUSIP Numbers.
                      -------------

        The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or purchase as a convenience to Holders; provided that any such
                                                       --------
notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or purchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or purchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE THREE

                            REDEMPTION OF SECURITIES

        SECTION 3.01. Right of Redemption.
                      -------------------

        The Company may redeem and pay prior to Final Maturity Date all or any part of the Securities at any time on or after October 20, 2004 on at least 20 days and no more than 60 days notice at the Redemption Prices specified in paragraph 5 of the form of Security attached hereto as Exhibit A, together with accrued interest up to but not including the Redemption Date; provided that if
                                                              --------
the Redemption Date is an Interest Payment Date, interest will be payable to the Holders in whose name the Securities are registered at the close of business on the relevant record dates for payment of such interest.

        SECTION 3.02. Election to Redeem; Notice to Trustee.
                      -------------------------------------

        The election of the Company to redeem all or any part of the Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

        SECTION 3.03. Selection of Securities to Be Redeemed.
                      --------------------------------------

        If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot, or, in its discretion, on a pro rata basis. The portions of the principal of Securities so selected for partial redemption shall be equal to such minimum denomination or an integral multiple thereof.

        The Trustee shall promptly notify the Company and the Securities Registrar (if other than itself) in writing of the Securities selected for redemption.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

        If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as outstanding for the purpose of such selection.

        SECTION 3.04. Notice of Redemption.
                      --------------------

        Except as otherwise provided by or pursuant to the Board Resolution authorizing the Securities, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to the Holder of each Security to be redeemed, at such Holder's address appearing in the Security Register.

        Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

        All notices of redemption shall state:

        (1) the Redemption Date;

        (2) the Redemption Price;

        (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed from the Holders to whom the notice is given;

        (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, that interest thereon shall cease to accrue on and after said date and that, unless the Company defaults in making the redemption payment, on and after said date the only remaining right of the Holder shall be to receive payment of the Redemption Price plus accrued interest to, but excluding, the Redemption Date;


        (5) the current Conversion Price and any adjustments thereto;

        (6) that Holders who wish to convert Securities must surrender such Securities for conversion no later than the close of business on the Business Day immediately preceding the Redemption Date and must satisfy the other requirements in paragraph 8 of the Securities; and

        (7) the name and address of each Paying Agent where such Securities maturing after the Redemption Date, are to be surrendered for payment of the

        Redemption Price and any accrued interest pertaining thereto, and the name and address of each Conversion Agent where such securities may be surrendered for conversion.

          If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions. Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request delivered at least 15 Business Days prior to the date on which such notice is to be given (unless a shorter period shall be acceptable to the Trustee in its reasonable judgment), by the Trustee in the name and at the expense of the Company.

          SECTION 3.05. Deposit of Redemption Price.
                        ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any interest on all the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted.

          SECTION 3.06. Securities Payable on Redemption Date.
                        -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price and accrued interest), except for Securities that are converted in accordance with the provisions of this Indenture, such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with such notice, such Securities shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 2.07, except as otherwise provided in this Indenture with respect to such Securities.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate specified by the terms of such Security.

          SECTION 3.07. Securities Redeemed in Part.
                        ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered to a Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

          SECTION 3.08. Conversion Arrangement on Call for Redemption.
                        ---------------------------------------------

          In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to a Paying Agent (other than the Company or any of its Affiliates) in trust for the Holders, prior to the Redemption Date, an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any interest on all the Securities or portions thereof which are to be redeemed on that date. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers; provided, however, that
                                                         --------  -------
nothing in this Section 3.08 shall relieve the Company of its obligation to pay the Redemption Price, plus accrued interest to but excluding the relevant Redemption Date, on Securities called for redemption. If such an agreement with one or more investment banks or other purchasers is entered into, any Securities called for redemption and not surrendered for conversion by the Holders thereof prior to the relevant Redemption Date may, at the option of the Company upon written notice to the Trustee, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 4) surrendered by such purchasers for conversion, all as of the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase in the same manner as it would money deposited with it by the Company for the redemption of Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

          SECTION 3.09. Purchase of Securities at Option of the Holder upon
                        ---------------------------------------------------
Change in Control.
-----------------

          (a) If at any time that Securities remain outstanding there shall occur a Change in Control, Securities shall be purchased by the Company at the option of the Holders thereof as of the date that is 30 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date") at a
                                          -------------------------------
purchase price equal to the principal amount of the Securities, plus accrued and unpaid interest to, but excluding, the Change in Control Purchase

Date (the "Change in Control Purchase Price"), subject to satisfaction by or on
           --------------------------------
behalf of any Holder of the requirements set forth in subsection (c) of this
Section 3.09.

          A "Change in Control" shall be deemed to have occurred if any of the
             -----------------
following occurs after the date hereof:

          (1) any "person" or "group" (as such terms are defined below) is or becomes the "beneficial owner" (as defined below), directly or indirectly, of shares of Voting Stock of the Company representing 50% or more of the total voting power of all outstanding classes of Voting Stock of the Company or has the power, directly or indirectly, to elect a majority of the members of the Board of Directors of the Company;

          (2) the Company consolidates with, or merges with or into, another Person or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company, or any Person consolidates with, or merges with or into, the Company, in any such event other than pursuant to a transaction in which the Persons that "beneficially owned" (as defined below), directly or indirectly, shares of Voting Stock of the Company immediately prior to such transaction "beneficially own" (as defined below), directly or indirectly, shares of Voting Stock of the Company representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving or transferee Person; or

          (3) there shall occur the liquidation or dissolution of the Company.

          For the purpose of the definition of Change in Control, (i) "person" and "group" have the meanings given such terms under Sections 13(d) and 14(d) of the Exchange Act or any successor provision to either of the foregoing, and the term "group" includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor provision thereto), (ii) a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on the date of this Indenture, except that the number of shares of Voting Stock of the Company shall be deemed to include, in addition to all outstanding shares of Voting Stock of the Company and Unissued Shares deemed to be held by the "person" or "group" (as such terms are defined above) or other Person with respect to which the Change in Control determination is being made, all Unissued Shares deemed to be held by all other Persons, and (iii) the terms "beneficially owned" and "beneficially own" shall have meanings correlative to that of "beneficial owner." The term "Unissued Shares" means shares of Voting Stock not
                              ---------------
outstanding that are subject to options, warrants, rights to purchase or conversion privileges exercisable within 60 days of the date of determination of a Change in Control.

          Notwithstanding anything to the contrary set forth in this Section 3.09, a Change in Control will not be deemed to have occurred if, in the case of a merger or consolidation, all of the consideration (excluding cash payments for fractional shares in the merger or consolidation constituting the Change in Control) consists of common stock traded on a United States national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change In Control) and as a result of such transaction or transactions the Securities become convertible solely into such common stock.

         (b) Within 10 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of the Change in Control to the Trustee (and the Paying Agent if the Trustee is not then acting as Paying Agent) and to each Holder (and to beneficial owners as required by applicable law). The notice shall include the form of a Change in Control Purchase Notice to be completed by the Holder and shall state:

         (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

         (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.09 must be given;

         (3)  the Change in Control Purchase Date;

         (4)  the Change in Control Purchase Price;

         (5)  briefly, the conversion rights of the Securities;

         (6)  the name and address of each Paying Agent and Conversion Agent;

         (7)  the Conversion Price and any adjustments thereto;

         (8) that Securities as to which a Change in Control Purchase Notice has been given may be converted into Common Stock pursuant to Article 4 of this Indenture only to the extent that the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

         (9) the procedures that the Holder must follow to exercise rights under this Section 3.09;

         (10) the procedures for withdrawing a Change in Control Purchase Notice, including a form of notice of withdrawal; and

         (11) that the Holder must satisfy the requirements set forth in paragraph 8 of the Securities in order to convert the Securities.

         If any of the Securities is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the repurchase of Global Securities.

         (c) A Holder may exercise its rights specified in subsection (a) of this Section 3.09 upon delivery of a written notice (which shall be in substantially the form included in Exhibit A hereto and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "Change in Control Purchase
                                               --------------------------
Notice") to any Paying Agent at any time prior to the close of business on the
------
Business Day next preceding the Change in Control Purchase Date.

         The delivery of such Security to any Paying Agent (together with all necessary endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.09, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of the Indenture that apply to the purchase of all of a Security pursuant to Sections 3.09 through 3.13 also apply to the purchase of such portion of such Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to a Paying Agent the Change in Control Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Change in Control Purchase Notice in whole or in a portion thereof that is a principal amount of $1,000 or in an integral multiple thereof at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

         A Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.


         Anything herein to the contrary notwithstanding, in the case of Global Securities, any Change in Control Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the Applicable Procedures as in effect from time to time.

         SECTION 3.10. Effect of Change in Control Purchase Notice.
                       -------------------------------------------

         Upon receipt by any Paying Agent of the Change in Control Purchase Notice specified in Section 3.09(c), the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Change in Control Purchase Price with respect to such Security. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of (a) the Change in Control Purchase Date with respect to such Security (provided the conditions in Section 3.09(c) have been
                          --------
satisfied) and (b) the time of delivery of such Security to a Paying Agent by the Holder thereof in the manner required by Section 3.09(c). Securities in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Change in Control Purchase Notice unless such Change in Control Purchase Notice has first been validly withdrawn.

         A Change in Control Purchase Notice may be withdrawn by means of a written notice (which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of withdrawal delivered by the Holder to a Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date, specifying the principal amount of the Security or portion thereof (which must be a principal amount of $1,000 or an integral multiple of $1,000 in excess thereof) with respect to which such notice of withdrawal is being submitted.

         SECTION 3.11. Deposit of Change in Control Purchase Price.
                       -------------------------------------------

         Prior to any Change in Control Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money sufficient to pay the Change in Control Purchase Price of all the Securities or portions thereof which are to be purchased on that date. The manner in which the deposit required by this Section 3.11 is made by the Company shall be at the option of the Company, provided that such deposit shall be made
                                       --------
in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Change in Control Purchase Date.

         If a Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Change in Control Purchase Price of any Security for which a Change in Control Purchase Notice has been tendered and not withdrawn in accordance with this Indenture then, on the Change in Control Purchase Date, such Security will cease to be outstanding and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Change in Control Purchase Price as aforesaid). The Company shall publicly announce the principal amount of Securities purchased as a result of such Change in Control on or as soon as practicable after the Change in Control Purchase Date.

         SECTION 3.12. Securities Purchased in Part.
                       ----------------------------

         Any Security which is to be purchased only in part shall be surrendered to a Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

         SECTION 3.13. Compliance with Securities Laws upon Purchase of
                       ------------------------------------------------
Securities.
----------

         In connection with any offer to purchase or purchase of Securities under Section 3.09, the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 (or any successor to either such Rule), if applicable, under the Exchange Act,
(b) file the related Schedule TO (or any successor or similar schedule, form or report) if required under the Exchange Act, and (c) otherwise comply with all federal and state securities laws in connection with such offer to purchase or purchase of Securities, all so as to permit the rights of the Holders and obligations of the Company under Sections 3.09 through 3.12 to be exercised in the time and in the manner specified therein.

                                  ARTICLE FOUR

                                   CONVERSION

         SECTION 4.01. Conversion Privilege.
                       --------------------

         Subject to the further provisions of this Section 4.01, a Holder of a Security may convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Common Stock at any time prior to the close of business on the Final Maturity Date, at the Conversion Price then in effect; provided, however, that,
                                                       --------  -------
if such Security is called for redemption or submitted or presented for purchase pursuant to Article 3, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Redemption Date or Change in Control Purchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or for purchase (unless the Company shall Default in making the redemption payment or Change in Control Purchase Price payment when due, in which case the conversion right shall terminate at the close of business on the date such Default is cured and such Security is redeemed or purchased, as the case may be). The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect on the Conversion Date. The initial Conversion Price is set forth in paragraph 8 of the Securities and is subject to adjustment as provided in this Article 4.

         Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

         A Security in respect of which a Holder has delivered a Change in Control Purchase Notice pursuant to Section 3.09(c) exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Change in Control Purchase Notice is withdrawn by a written notice of withdrawal delivered to a Paying Agent prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date in accordance with Section 3.10.

         A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted its Securities to Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article 4.

         SECTION 4.02. Conversion Procedure.
                       --------------------

         To convert a Security, a Holder must (a) complete and manually sign the conversion notice on the back of the Security and deliver such notice to a Conversion Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Securities Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the

"Conversion Date." As soon as practicable after the Conversion Date, the Company
 ---------------
shall deliver to the Holder through a Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 4.04. Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and such Securities may be surrendered for conversion in accordance with the Applicable Procedures as in effect from time to time.

         The person in whose name the Common Stock certificate is registered shall be deemed to be a stockholder of record on the Conversion Date; provided,
                                                                      --------
however, that no surrender of a Security on any date when the stock transfer
-------
books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion
                                    --------  -------
shall be at the Conversion Price in effect on the Conversion Date as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security. No payment or adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Security.

         Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption or presented for purchase upon a Change in Control on a Redemption Date or Change in Control Purchase Date, as the case may be, during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. Except as otherwise provided in this Section 4.02, no payment or adjustment will be made for accrued interest on a converted Security. If the Company defaults in the payment of interest payable on such Interest Payment Date, the Company shall promptly repay such funds to such Holder.

         Nothing in this Section shall affect the right of a Holder in whose name any Security is registered at the close of business on a record date to receive the interest payable on such Security on the related Interest Payment Date in accordance with the terms of this Indenture and the Securities. If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

         SECTION 4.03. Securities Converted in Part.
                       ----------------------------

         Any Security which is to be converted only in part shall be surrendered to a Conversion Agent as required and in accordance with Section 4.03, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unconverted portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unconverted portion of the principal of the Global Security so surrendered.

         SECTION 4.04. Fractional Shares.
                       -----------------

         The Company will not issue fractional shares of Common Stock upon conversion of Securities. In lieu thereof, the Company will pay an amount in cash based upon the Closing Price of the Common Stock on the Trading Day immediately prior to the Conversion Date.

         SECTION 4.05. Taxes on Conversion.
                       -------------------

         If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

         SECTION 4.06. Company to Provide Stock.
                       ------------------------

         The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities into shares of Common Stock.

         All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or on the Nasdaq National Market or other over-the-counter market or such other market on which the Common Stock is then listed or quoted.

         Any shares of Common Stock issued upon conversion of any Securities which at the time of such conversion were Transfer Restricted Securities, shall also be, and bear the

Legend required for, Transfer Restricted Securities as, and to the same extent, required for Securities pursuant to Section 2.12(d).

         SECTION 4.07. Adjustment of Conversion Price.
                       ------------------------------

         The conversion price as stated in paragraph 8 of the Securities (the "Conversion Price") shall be adjusted from time to time by the Company as
 ----------------
follows:

         (a) In case the Company shall (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) make a distribution on its Common Stock in shares of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have owned had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

         (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price Per Share of Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities) would purchase at the Current Market Price Per Share of Common Stock on such record date, and of which (y) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

         (c) In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any person other than the Company but excluding (1) dividends or distributions paid exclusively in cash or (2) dividends or distributions referred to in subsection
(a) of this Section 4.07), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection
(b) of this Section 4.07), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the current Conversion Price by a fraction of which the numerator shall be the Current Market Price Per Share of the Common Stock on the record date mentioned below less the fair market value on such record date (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the Current Market Price Per Share of the Common Stock on such record date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

         (d) In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of
               -----------------------
its Common Stock cash in an aggregate amount that, together with the aggregate amount of (A) any cash and the fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4.07 has been made and (B) all other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4.07 has been made, exceeds an amount equal to 10.0% of the product of the Current Market Price Per Share of Common Stock on the Business Day (the "Determination Date")
                                                          ------------------
immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the number of shares of Common Stock outstanding on the Determination Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the Current Market Price Per Share of the Common Stock on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such Current Market Price Per Share of the Common Stock on the

Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

         (e) (1) In case any tender offer made by the Company or any of its Subsidiaries for Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee thereof) of any other consideration) that, together with the aggregate amount of (A) any cash and the fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any other tender offers by the Company or any Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of the Expiration Date (as defined below) and in respect of which no Conversion Price adjustment pursuant to this Section 4.07 has been made and (B) all cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the Expiration Date and in respect of which no Conversion Price adjustment pursuant to this Section 4.07 has been made, exceeds an amount equal to 10.0% of the product of the Current Market Price Per Share of Common Stock as of the last date (the "Expiration Date") tenders could
                                                ---------------
have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the "Expiration Time") multiplied by the number of
                                  ---------------
shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the Expiration Date by a fraction of which the numerator shall be the product of the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time multiplied by the Current Market Price Per Share of the Common Stock on the Trading Day next succeeding the Expiration Date and the denominator shall be the sum of (x) the aggregate consideration (determined as aforesaid) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the
                                            ----------------
product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration Time and the Current Market Price Per Share of Common Stock on the Trading Day next succeeding the Expiration Date, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of shares actually purchased. If the application of this Section 4.07(e) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 4.07(e).

               (2) For purposes of Section 4.07(d) and 4.07(e), the term "tender offer" shall mean and include both tender offers and exchange offers (within the meaning of U.S. Federal securities laws), all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

         (f)   For the purpose of any computation under subsections (b), (c),
(d) and (e) of this Section 4.07, the current market price per share of Common Stock (the "Current Market Price Per Share") on any date shall be deemed to be
            ------------------------------
the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date or the Expiration Date, as the case may be, with respect to distributions or tender offers under subsection (e) of this Section 4.07 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b), (c) or (d) of this Section 4.07. The Closing Price for each day (the "Closing Price") shall be the last reported sales price or, in case no such
      -------------
reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the New York Stock Exchange (the "NYSE") or
                                                                     ----
the Nasdaq National Market (the "NNM"), as applicable, or, if the Common Stock
                                 ---
is not listed or admitted to trading on the NYSE or the NNM, the principal national securities exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no such prices are available, the Current Market Price Per Share shall be the fair value of a share of Common Stock as reasonably determined in good faith by the Board of Directors (which shall be evidenced by an Officers' Certificate delivered to the Trustee).

         (g) In any case in which this Section 4.07 shall require that an adjustment be made following a record date or a Determination Date or Expiration Date, as the case may be, established for purposes of this Section 4.07, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 4.10) issuing to the Holder of any Security converted after such record date or Determination Date or Expiration Date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Price is required to be made as of the record date or Determination Date or Expiration Date therefor is not thereafter made or paid by the Company for any reason, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or such effective date or Determination Date or Expiration Date had not occurred.

          SECTION 4.08. No Adjustment.
                        -------------

          No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which
                                   --------  -------
by reason of this Section 4.08 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          No adjustment need be made for issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for a change in the par value or a change to no par value of the Common Stock.

          To the extent that the Securities become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          SECTION 4.09. Adjustment for Tax Purposes.
                        ---------------------------

          The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 4.07, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

          SECTION 4.10. Notice of Adjustment.
                        --------------------

          Whenever the Conversion Price or conversion privilege is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. Unless and until the Trustee shall receive an Officers' Certificate setting forth an adjustment of the Conversion Price, the Trustee may assume without inquiry that the Conversion Price has not been adjusted and that the last Conversion Price of which it has knowledge remains in effect.

          SECTION 4.11. Notice of Certain Transactions.
                        ------------------------------

          In the event that:

          (1) the Company takes any action which would require an adjustment in the Conversion Price;

          (2) the Company consolidates or merges with, or transfers all or substantially all of its property and assets to, another corporation and shareholders of the Company must approve the transaction; or

          (3) there is a dissolution or liquidation of the Company, the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 4.11.

          SECTION 4.12. Effect of Reclassification, Consolidation, Merger or
                        ----------------------------------------------------
Sale on Conversion Privilege.
----------------------------

          If any of the following shall occur, namely: (a) any reclassification or change of shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 4.07); (b) any consolidation or merger or combination to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (c) any sale or conveyance as an entirety or substantially as an entirety of the property and assets of the Company, directly or indirectly, to any person, then the Company, or such successor, purchasing or transferee corporation, as the case may be, shall, as a condition precedent to such reclassification, change, combination, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, combination, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, combination, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article 4. If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock include shares of stock or other securities and property of a person other than the successor, purchasing or transferee corporation, as the case may be, in such consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other person and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this
Section 4.12 shall similarly apply to successive reclassifications, changes, combinations, consolidations, mergers, sales or conveyances.

          In the event the Company shall execute a supplemental indenture pursuant to this Section 4.12, the Company shall promptly file with the Trustee
(x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, combination, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Holders.

          SECTION 4.13. Trustee's Disclaimer.
                        --------------------

          The Trustee shall have no duty to determine when an adjustment under this Article 4 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.10. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this
Article 4.

          The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 4.12, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.12.

          SECTION 4.14. Voluntary Reduction.
                        -------------------

          The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period if the Board of Directors determines that such reduction would be in the best interest of the Company and the Company provides 15 days prior notice of any reduction in the Conversion Price; provided, however, that in no event may the Company reduce the Conversion Price
--------  -------
to be less than the par value of a share of Common Stock.

                                  ARTICLE FIVE

                                  SUBORDINATION

          SECTION 5.01. Agreement of Subordination.
                        --------------------------

          The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 5; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

          The payment of the principal of (and premium, if any) and interest (including Additional Interest, if any) on all Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption or the Change in Control Purchase Price with respect to the Securities subject to purchase in accordance with Article 3 as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

          No provision of this Article 5 shall prevent the occurrence of any Default or Event of Default hereunder.

          SECTION 5.02. Payments to Holders.
                        -------------------

          No payment shall be made with respect to the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Securities (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption or the Change in Control Purchase Price with respect to the Securities subject to purchase in accordance with
Article 3 as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 5.05, if:

          (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing, unless and until such default shall have been cured or waived or shall have ceased to exist; or

          (ii) a default, other than a payment default, on any Senior Indebtedness occurs and is continuing that then permits holders of such Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative
                               -----------------------
     or holder of Senior Indebtedness.

          Subject to the provisions of Section 5.05, if the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

          The Company shall resume payments on and distributions in respect of the Securities upon the earlier of:

          (a) the date upon which the default is cured or waived or ceases to exist, or

          (b) in the case of a default referred to in clause (ii) above, 179 days pass after a Payment Blockage Notice is received, unless this Article 5 otherwise prohibits the payment or distribution at the time of such payment or distribution.

          Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or similar proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or other payments satisfactory to the holders of Senior Indebtedness, before any payment is made on account of the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Securities (except payments made pursuant to Article 13 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this Article 5, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, or other payment satisfactory to the holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

          For purposes of this Article 5, the words, "cash, property or
                                                      -----------------
securities" shall not be deemed to include shares of stock of the Company as
----------
reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 5 with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the
                     --------
new corporation, if any, resulting from any reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such Holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 12 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 5.02 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 12.

          In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption or the Change in Control Purchase Price with respect to the Securities subject to purchase in accordance with Article 3 as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 5.05, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture.

          In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, in cash or other payment satisfactory to the holders of Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          Nothing in this Section 5.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.07. This Section 5.02 shall be subject to the further provisions of Section 5.05.

          SECTION 5.03. Subrogation of Securities.
                        -------------------------

          Subject to the payment in full, in cash or other payment satisfactory to the holders of Senior Indebtedness, of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 5 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal (and premium, if any) and interest (including Additional Interest, if any) on the Securities shall be paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 5, and no payment over pursuant to the provisions of this Article 5, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article 5, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 5 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          Nothing contained in this Article 5 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 5 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this Article 5, the Trustee, subject to the provisions of Section 9.01, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 5.

          SECTION 5.04. Authorization to Effect Subordination.
                        -------------------------------------

          Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 5 and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in
Section 5.03 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

          SECTION 5.05. Notice to Trustee.
                        -----------------

          The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 5. Notwithstanding the provisions of this Article 5 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 5, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than one
                                 --------
Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 5.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Notwithstanding anything in this
Article 5 to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article 13, and any such payment shall not be subject to the provisions of Article 5.

          The Trustee, subject to the provisions of Section 9.01, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness to establish that such notice has been given by a Representative or a holder of Senior Indebtedness. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 5, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 5, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 5.06. Trustee's Relation to Senior Indebtedness.
                        -----------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 5 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 9.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 5, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 9.01, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 5 or otherwise.

          SECTION 5.07. No Impairment of Subordination.
                        ------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

          SECTION 5.08. Certain Conversions Deemed Payment.
                        ----------------------------------

          For the purposes of this Article 5 only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 4 shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to
Section 4.04), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 5.08, the term "junior securities" means (a) shares of any stock of any class of the Company,
 -----------------
or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article 5 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 4.

          SECTION 5.09. Article Applicable to Paying Agents.
                        -----------------------------------

          If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first
                                        --------  -------
paragraph of Section 5.05 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          SECTION 5.10. Notice to Senior Indebtedness.
                        -----------------------------

          If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify the holders of Senior Indebtedness of the acceleration (although the failure to give any such notice shall not affect the subordination provisions of this Article 5).

          SECTION 5.11. Senior Indebtedness Entitled to Rely.
                        ------------------------------------

          The holders of Senior Indebtedness shall have the right to rely upon this Article 5, and no amendment or modification of the provisions contained herein shall diminish the rights of any such holder except in accordance with
Section 11.04.

                                   ARTICLE SIX

                                    COVENANTS

          SECTION 6.01. Payment of Principal, Premium and Interest.
                        ------------------------------------------

          The Company will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 6.02. Maintenance of Agency.
                        ---------------------

          The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment (each, a "Paying Agent"), where Securities may be surrendered for
                  ------------
registration of transfer or exchange (each, a "Securities Registrar") or for
                                               --------------------
conversion (each, a "Conversion Agent"), and where notices and demands to or
                     ----------------
upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and during the continuance of such failure on the Company's part, the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby initially designates the Trustee as Paying Agent, Securities Registrar, Securities Custodian and Conversion Agent.

          SECTION 6.03. Money for Security Payments to Be Held in Trust.
                        -----------------------------------------------

          (a)  The Company agrees

          (1) if the Company shall at any time act as its own Paying Agent with respect to any Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act; and

          (2) whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               (b) The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will

               (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on any Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company in the making of any payment of principal (and premium, if any) or interest on the Securities; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities.

               (c) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by a Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               (d) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

               SECTION 6.04. Payment of Taxes and Other Claims.
                             ---------------------------------

               The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or
          --------  -------
discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

               SECTION 6.05. Maintenance of Properties.
                             -------------------------

               The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall
                        --------  -------
prevent the Company from discontinuing the operation and maintenance of any of its properties no longer deemed useful in the conduct of the business of the Company.

               SECTION 6.06. Statement as to Compliance.
                             --------------------------

               The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating, as to each signer thereof (one of which must be the principal executive, financial or accounting officer of the Company), that

               (1) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

               (2) to the best of his or her knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof.

               SECTION 6.07. Corporate Existence.
                             -------------------

               Subject to Article 12, the Company will do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence.

               SECTION 6.08. SEC Reports.
                             -----------

               The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee.

               Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

               SECTION 6.09. Rule 144A Information Requirement.
                             ---------------------------------

               Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder or beneficial holder of Securities or any Common Stock issued upon conversion thereof which continue to be Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of Securities or such Common Stock designated by such Holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder or beneficial holder of the Securities or such Common Stock and it will take such further action as any Holder or beneficial holder of such Securities or such Common Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial holder to sell its Securities or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any Holder or any beneficial holder of the Securities or such Common Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements, unless such a statement has been included in the Company's most recent report required to be filed pursuant to Section 13 or 15(d) under the Exchange Act.

               SECTION 6.10. Payment of Additional Interest.
                             ------------------------------

               If Additional Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

               SECTION 6.11. Waiver of Covenants.
                             -------------------

               The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 6.04 and 6.05, with respect to the Securities, if before or after the time for such compliance the Holders of a majority in Principal Amount of the Securities at the time Outstanding shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE SEVEN

                        SECURITYHOLDERS LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

               SECTION 7.01. Company to Furnish Trustee Name and Addresses of
                             ------------------------------------------------
Securityholders.
---------------

               The Company will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each June 15 and December 15 in each year beginning after the first issue of Securities under this Indenture, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities as of a date not more than 15 days prior to the time such information is furnished; provided, however, that in case and so long as the Trustee is the
           --------  -------
Securities Registrar, no such list shall be required to be furnished.

               SECTION 7.02. Preservation of Information; Communications to
                             ----------------------------------------------
Securityholders.
---------------

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Securities Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

               (b) Every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 312 of the Trust Indenture Act.

               SECTION 7.03. Reports by Trustee.
                             ------------------

               The term "reporting date", as used in this Section, shall be May 15, commencing with May 15, of the year following the first issue of any Securities under this Indenture. Within 60 days after the reporting date in each year, or at any other times as may be required by the Trust Indenture Act, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act dated as of such reporting date or at any other times as may be required by the Trust Indenture Act.

               A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each securities exchange upon which Securities are listed, and also with the Commission. The Company will notify the Trustee when Securities are listed on, or delisted from, any securities exchange.

               SECTION 7.04. Reports by Company.
                             ------------------

               The Company will file with the Trustee and the Commission and transmit to Holders, such information, documents and other reports as may be required pursuant to the Trust Indenture Act at the times and in the manner required by the Trust Indenture Act.

               SECTION 7.05. Statement by Officers as to Default.
                             -----------------------------------

               The Company shall deliver to the Trustee, as soon as possible and in any event within 10 Business Days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                  ARTICLE EIGHT

                                    REMEDIES

               SECTION 8.01. Events of Default.
                             -----------------

               "Event of Default", wherever used herein with respect to the
                ----------------
Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest (including any Additional Interest) upon any Security when the same becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment shall be prohibited by Article 5; or

               (2) default in the payment of the principal of (or premium, if any, on) any Security when the same becomes due and payable (whether at the Final Maturity Date, upon redemption, on a Change of Control Purchase Date or otherwise), whether or not such payment shall be prohibited by Article 5; or

               (3) default in giving notice to the Trustee and each Holder of a Change in Control in accordance with Section 3.09(b); or

               (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in Principal Amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;
                                                 -----------------
     or

          (5) the entry of an order for relief in respect of any petition filed against the Company under the Bankruptcy Code, or the entry of a decree or order by a court having competent jurisdiction in the premises in respect of any petition filed or action taken against the Company looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future Federal or State statute, law or regulation, resulting in the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or resulting in the winding-up or liquidation of its affairs, all without the consent or acquiescence of the Company, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days; or

          (6) the filing of a petition for relief under the Bankruptcy Code by the Company, or the consent, acquiescence or taking of any action by the Company in support of a petition filed by or against it looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future federal or state statute, law or regulation, or the appointment, with the consent of the Company, of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 8.01, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective
      --------
by virtue of Holders of the requisite Principal Amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further effect.

          SECTION 8.02. Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default occurs and is continuing then, and in every such case, the Trustee or the Holders of not less than 25% in Principal Amount of the Outstanding Securities may declare the principal of all of the Securities to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Securityholders), and upon any such declaration such principal, together with interest accrued thereon, shall become immediately due and payable.

          At any time after such a declaration of acceleration with this respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in Principal Amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all the Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration, and interest thereon after the date such principal became due at the rate borne by the Securities per annum,

               (C) to the extent that payment of such interest is legally enforceable, interest upon overdue interest at the rate borne by the Securities per annum, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default by virtue of which the of securities are Defaulted, other than the non-payment of the principal of the Securities which has become due solely by such acceleration, have been cured or waived as provided in Section 8.13

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 8.02, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration,
                                       --------
or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite Principal Amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect.

          SECTION 8.03. Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.
-------

          The Company covenants, but only for the benefit of the Holders of the Securities, that if

          (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable, and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Final Maturity Date, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest (including Additional Interest, if any), and (to the extent that payment of such interest shall be legally enforceable) with interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the rate of interest borne by the Securities per annum; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 8.04. Trustee May File Proofs of Claim.
                        --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the

Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided,
                                                                   --------
however, that the Trustee may, on behalf of the Holders, vote for the election
-------
of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          SECTION 8.05. Trustee May Enforce Claims without Possession of
                        ------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 8.06. Application of Money Collected.
                        ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Defaulted Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     9.07;

          SECOND: To the Holders of Senior Indebtedness to the extent required by Article 5.

          THIRD: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities, for principal (and premium, if any) and interest, respectively; and

          FOURTH: The balance, if any, to the Person or Persons entitled thereto.

          SECTION 8.07. Limitation on Suits.
                        -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder is the Holder of a Security and has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in Principal Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in Principal Amount of the Outstanding Securities;

it being understood and intended that no one or more Holders of Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of the Securities.

          SECTION 8.08. Unconditional Right of Securityholders to Receive
                        -------------------------------------------------
Principal, Premium and Interest and to Convert.
----------------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.07) interest (including Additional Interest, if any), if any, on such Security on the respective Stated Maturities (or, in the case of redemption, on the Redemption Date or the Change in Control Purchase Date, as the case may be), to convert such Security in accordance with Article 4, and to institute suit for the enforcement of any such payment or right, and such right shall not be impaired without the consent of such Holder.

          SECTION 8.09. Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Securityholder, then and in every such case the Company, the Trustee, such Securityholder and all Holders of other Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Securityholders shall continue as though no such proceeding had been instituted.

          SECTION 8.10. Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.06, no right or remedy herein conferred upon or reserved to the Trustee or the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 8.11. Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

          SECTION 8.12. Control by Securityholders.
                        --------------------------

          The Holders of a majority in Principal Amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that
                                             --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of the Securities not joining in any such direction or would involve the Trustee in personal liability, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Upon receipt by the Trustee of any such direction, a record date shall automatically and without any other action by any Person be set for determining the Holders of Outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by virtue of
--------
Holders of the requisite Principal Amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further effect.

          SECTION 8.13. Waiver of Past Defaults.
                        -----------------------

          The Holders of a majority in Principal Amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences by virtue of which the Securities are, or with notice or lapse of time or both would be, Defaulted, except a default not theretofore cured

          (1) in the payment of the principal of (or premium, if any) or interest (including Additional Interest, if any), on any Security,

          (2) in respect of the conversion of any Security into Common Stock pursuant to Article 4, or

          (3) in respect of a covenant or provision hereof which under Article 11 cannot be modified or amended without the consent of the Holder of each Outstanding Security.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 8.14. Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the respective Stated Maturity (or, in the case of redemption, on or after the Redemption Date or the Change in Control Purchase Date, as the case may be), or to enforcement of the right to convert such Security in accordance with Article 4, and provided that neither
                                                        --------
this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

          SECTION 8.15. Waiver of Stay or Extension Laws.
                        --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE NINE

                                   THE TRUSTEE

          SECTION 9.01. Certain Duties and Responsibilities.
                        -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 9.02. Notice of Default.
                        -----------------

          If a default occurs hereunder, the Trustee shall give the Holders of Securities notice of such default as and to the extent provided by the TIA; provided, however, that in the case of any default of the character specified in
--------  -------
Section 8.01(4) no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

          SECTION 9.03. Certain Rights of Trustee.
                        -------------------------

          Subject to the provisions of Section 9.01 and Sections 315(a) through 315(d) of the TIA:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

          (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          SECTION 9.04. Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------

          The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 9.05. May Hold Securities.
                        -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to
Section 9.08 and 9.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

          SECTION 9.06. Money Held in Trust.
                        -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 9.07. Compensation and Reimbursement.
                        ------------------------------

          The Company agrees:

          (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee, any predecessor Trustee and their respective agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

               The provisions of this Section 9.09 shall survive the termination of this Indenture.

               SECTION 9.08. Disqualification; Conflicting Interests.
                             ---------------------------------------

               (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

               (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such failure.

               (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities if the Trustee has or acquires a conflicting interest as described in Section 310(b) of the Trust Indenture Act.

               SECTION 9.09. Corporate Trustee Required; Eligibility.
                             ---------------------------------------

               There shall at all times be a Trustee hereunder that shall be eligible to act under Section 310(a)(1) of the TIA and shall have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the TIA) of at least $50,000,000. If at any time a Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

               SECTION 9.10. Resignation and Removal; Appointment of Successor.
                             -------------------------------------------------

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.11.

               (b) The Trustee may resign subject to the provisions of Section 310 of the TIA at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, at the Company's reasonable expense, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of a majority in Principal Amount of the Outstanding Securities, delivered to the Trustee and to the Company.

               (d) If at any time:

               (1) the Trustee shall fail to comply with Section 9.08(a) after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security for at least six months, or
                     ---- ----

               (2) the Trustee shall cease to be eligible under Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 8.14, any Securityholder who has been a bona
                                                                            ----
fide Holder of a Security for at least six months may, on behalf of himself and
----
all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 9.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in Principal Amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 9.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Securityholders and accepted appointment in the manner required by Section 9.11, any Securityholder who has been a bona fide Holder of a Security for at least
                                  ---- ----
six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

               SECTION 9.11. Acceptance of Appointment by Successor.
                             --------------------------------------

               (a) In case of the appointment of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 9.07.

               (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsection (a) of this Section, as the case may be.

               (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

               SECTION 9.12. Merger, Conversion, Consolidation or Succession to
                             --------------------------------------------------
Business of Trustee.
-------------------

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under
--------
this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

               SECTION 9.13. Preferential Collection of Claims against Company.
                             -------------------------------------------------

               If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of claims against the Company.

               SECTION 9.14. Authenticating Agents.
                             ---------------------

               The Trustee, from time to time upon receipt of a Company Request, shall promptly appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication and delivery of Securities and in connection with registrations of transfers and exchanges of Securities as fully for all intents and purposes as though each Authenticating Agent had been expressly authorized to authenticate and deliver such Securities. For all purposes of this Indenture, the authentication and delivery of Securities by any Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of such Securities "by the Trustee." Any Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State and authorized under such laws to act as authenticating agent, with a combined capital and surplus (computed in accordance with Section 310(a)(2) of the TIA) of at least $5,000,000 and subject to supervision or examination by Federal or state authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of any

               Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee, the Company or the Authenticating Agent or such successor corporation.

               Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time and shall, upon receipt of a Company Request, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee, upon receipt of a Company Request, shall promptly appoint a successor Authenticating Agent acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to the Holders of Securities, and shall publish notice of such appointment, at the Company's reasonable expense, at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The provisions of Sections 2.09, 9.04 and 9.05 shall be applicable to any Authenticating Agent.

               The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services.

                                   ARTICLE TEN

                            SECURITYHOLDERS' MEETINGS

               SECTION 10.01. Purposes of Meetings.
                              --------------------

               A meeting of the Holders of the Securities may be called at any time and from time to time pursuant to the provisions of this Article 10 for any of the following purposes:

               (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article 8;

               (2) to remove the Trustee and appoint a successor pursuant to the provisions of Article 9;

               (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

               (4) to take any other action authorized to be taken by or on behalf of the holders of a specified aggregate Principal Amount of the Outstanding Securities under any other provision of this Indenture or under applicable law.

               SECTION 10.02. Call of Meetings by Trustee.
                              ---------------------------

               The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, State of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of the Securities at their addresses as they shall appear in the Security Register. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

               SECTION 10.03. Call of Meetings by Company or Securityholders.
                              ----------------------------------------------

               In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate Principal Amount of the Securities then Outstanding, shall have requested the Trustee to call a meeting of Securityholders by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in
Section 10.02.

               SECTION 10.04. Qualifications for Voting.
                              -------------------------

               To be entitled to vote at any meeting of Securityholders a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

               SECTION 10.05. Regulations.
                              -----------

               Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the meeting as it shall think fit.

        The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders, as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of a majority in aggregate Principal Amount of the Securities represented at the meeting and entitled to vote.

        At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 of principal amount held or represented by him; provided,
                                                                     --------
however, that no vote shall be cast or counted at any meeting in respect of any
-------
Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

        At any meeting of Securityholders, the presence of Persons holding or representing Securities in an aggregate Principal Amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority in aggregate Principal Amount of the Securities represented at the meeting and entitled to vote may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

        SECTION 10.06. Voting.
                       ------

        The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the serial number or numbers of the outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

        Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 10.07. Action by Securityholders.
                         -------------------------

          Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate Principal Amount of the outstanding Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any Act of such Securityholders pursuant to Section 1.04, or (b) by the record of such Securityholders voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article 10, or (c) by a combination of such Act and any such record of such a meeting of such Securityholders.

                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURES

          SECTION 11.01. Supplemental Indentures without Consent of
                         ------------------------------------------
Securityholders.
---------------

          Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of the Securities, or to surrender any right or power herein conferred upon the Company; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the
                     --------
     interest of any of the Holders of the Securities; or

          (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA, or under any similar Federal statute hereafter enacted; or

          (5) to provide for the issuance under this Indenture of Securities in the form only of an entry or entries in the Security Register and without delivery thereof in any form (including all appropriate notification and publication and other provisions), and to provide for exchangeability of such Securities; or

          (6) to evidence and provide for the acceptance, of appointment hereunder by a successor Trustee.

          SECTION 11.02. Supplemental Indentures with Consent of
                         ---------------------------------------
Securityholders.
---------------

          With the consent of the Holders of not less than 66 2/3% in Principal Amount of the Outstanding Securities, in each case by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such Securities under this Indenture; provided, however, that no such supplemental indenture shall, without
           --------  -------
the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest (including Additional Interest, if any) on, any Security, or reduce the principal (or premium, if any) thereof payable when the same becomes due and payable (whether at the Final Maturity Date, upon redemption, on a Change of Control Purchase Date or otherwise) or the rate of interest, thereon, or change any Redemption Price or Change in Control Purchase Price, or reduce the amount of principal of any Security that may at any time be declared to be due and payable pursuant to Section 8.02, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or Change in Control Purchase Price) or for enforcement of the right to convert a Security in accordance with Article 4, or alter adversely the terms and provisions of Article 4 applicable to conversion of the Securities or modify the subordination provisions of Article 5 in a manner materially adverse to the Holders of Securities; or

          (2) reduce the percentage in Principal Amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify any of the provisions of this Section, Section 6.11 or
     Section 8.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for an Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 11.03. Execution of Supplemental Indentures.
                         ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 11.01(4) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 11.04. Effect of Supplemental Indentures.
                         ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby; provided, however, that supplemental indentures under
                        --------  -------
this Article 11 may not make any change that adversely affects the rights under
Article 5 of any holder of an issue of Senior Indebtedness unless the holders of that issue, pursuant to its terms, consent to the change.

          SECTION 11.05. Conformity with Trust Indenture Act.
                         -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

          SECTION 11.06. Reference in Securities to Supplemental Indentures.
                         --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 11.07. Notice of Supplemental Indentures.
                         ---------------------------------

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 11.02, the Company shall give notice thereof to the Holders of each Outstanding Security, pursuant to Section 1.06, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, in any way, impair or affect the validity of any such supplemental indenture.

                                 ARTICLE TWELVE

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          SECTION 12.01. Company May Consolidate, etc., Only on Certain Terms.
                         ----------------------------------------------------

          The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 12.02. Successor Corporation Substituted.
                         ---------------------------------

          Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 12.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and thereafter the predecessor corporation shall be released from all obligations and covenants under this Indenture and the Securities. In the event of any such conveyance or transfer, the Company as the predecessor corporation may be dissolved, wound up and liquidated at any time thereafter.

                                ARTICLE THIRTEEN

                           SATISFACTION AND DISCHARGE

          SECTION 13.01. Satisfaction and Discharge of Indenture.
                         ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer, exchange or conversion of Securities herein expressly provided for and any rights to receive payments of interest thereon), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, and
          (ii) Securities for whose
          payment money has theretofore been (x) deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 6.03(d) or (y) paid to any State or the District of Columbia pursuant to its unclaimed property or similar laws) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at the Final Maturity Date within ninety days, or

                    (iii) have been called for redemption within ninety days
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, money in an amount in the currency in which such Securities are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including Additional Interest, if any), if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Final Maturity Date or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.07, the obligations of the Trustee to any Authenticating Agent under Section 9.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the provisions of Sections 1.04, 2.05, 2.06, 2.12, 3.09, 3.10, 3.11, 3.12, 3.13, 6.02, 6.03, 7.01, 7.02, Article 4, the last paragraph of
Section 6.08 and this Article 13 shall survive until the Securities have been paid in full.

          SECTION 13.02. Application of Trust Money.
                         --------------------------

          Subject to the provisions of the last paragraph of Section 6.03, all money deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

               SECTION 13.03. Reinstatement.
                              -------------

               If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 13.01 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.02 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any
                              --------  -------
payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                ARTICLE FOURTEEN

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

               SECTION 14.01. Exemption from Individual Liability.
                              -----------------------------------

               No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

               SECTION 15.01. Counterparts.
                              ------------

               This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  (Remainder of page intentionally left blank)

               The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and the Company has caused its corporate seal to be hereunto affixed and attested, all as of the day and year first above written.

                                             J. C. PENNEY COMPANY, INC.


                                             By_________________________________
                                               Robert B. Cavanaugh
                                               Executive Vice President and
                                                Chief Financial Officer
Attest:

__________________________


                                             THE BANK OF NEW YORK

                                             By_________________________________

STATE OF TEXAS   )
                 ) ss.:
COUNTY OF COLLIN )

               On this 15th day of October, 2001, before me personally came Robert B. Cavanaugh, to me known, who, being by me duly sworn, did depose and say that he resides at Plano, Texas; that he is Executive Vice President and Chief Financial Officer of J. C. Penney Company, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is said corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ______________________________
                                                  Notary Public

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO J. C. PENNEY COMPANY, INC. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

     [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

     [THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF J. C. PENNEY COMPANY, INC. THAT (A) THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED,
ONLY: (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A; (II) OUTSIDE THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 UNDER THE SECURITIES ACT; (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY

_________________________________

1 This paragraph should be included only if the Security is a Global Security. 2 This paragraph to be included only if the Security is a Transfer Restricted
  Security.

APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.](2)

          [THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.](2)

          THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED TO, AND EACH PURCHASER BY ITS PURCHASE OF THIS SECURITY SHALL BE DEEMED TO HAVE REPRESENTED AND COVENANTED THAT IT IS NOT ACQUIRING THIS SECURITY FOR OR ON BEHALF OF, AND WILL NOT TRANSFER THIS SECURITY TO, ANY PENSION OR WELFARE PLAN AS DEFINED IN SECTION 3 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")
                                                                     -----
EXCEPT THAT SUCH PURCHASE FOR OR ON BEHALF OF A PENSION OR WELFARE PLAN SHALL BE
PERMITTED:

          (1) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF A BANK COLLECTIVE INVESTMENT FUND MAINTAINED BY THE PURCHASER IN WHICH NO PLAN (TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL ASSETS IN SUCH COLLECTIVE INVESTMENT FUND, AND THE OTHER APPLICABLE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 91-38 ISSUED BY THE DEPARTMENT OF LABOR ARE SATISFIED;

          (2) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF AN INSURANCE COMPANY POOLED SEPARATE ACCOUNT MAINTAINED BY THE PURCHASER IN WHICH, AT ANY TIME WHILE THESE SECURITIES ARE OUTSTANDING, NO PLAN (TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL OF ALL ASSETS IN SUCH POOLED SEPARATE ACCOUNT, AND THE OTHER APPLICABLE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 90-1 ISSUED BY THE DEPARTMENT OF LABOR ARE SATISFIED;

          (3) TO THE EXTENT SUCH PURCHASE IS MADE ON BEHALF OF A PLAN BY (A) AN INVESTMENT ADVISER REGISTERED UNDER THE

_____________________

2 This paragraph to be included only if the Security is a Transfer Restricted
  Security.

INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE "1940 ACT"), THAT HAD AS OF THE
                                                  --------
LAST DAY OF ITS MOST RECENT FISCAL YEAR TOTAL ASSETS UNDER ITS MANAGEMENT AND CONTROL IN EXCESS OF $50.0 MILLION AND HAD STOCKHOLDERS' OR PARTNERS' EQUITY IN EXCESS OF $750,000, AS SHOWN IN ITS MOST RECENT BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, OR (B) A BANK AS DEFINED IN SECTION 202(A)(2) OF THE 1940 ACT WITH EQUITY CAPITAL IN EXCESS OF $1.0 MILLION AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, OR (C) AN INSURANCE COMPANY WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO MANAGE, ACQUIRE OR DISPOSE OF ANY ASSETS OF A PENSION OR WELFARE PLAN, WHICH INSURANCE COMPANY HAS AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, NET WORTH IN EXCESS OF $1.0 MILLION AND WHICH IS SUBJECT TO SUPERVISION AND EXAMINATION BY A STATE AUTHORITY HAVING SUPERVISION OVER INSURANCE COMPANIES AND, IN ANY CASE, SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY IS OTHERWISE A QUALIFIED PROFESSIONAL ASSET MANAGER, AS SUCH TERM IS USED IN PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 ISSUED BY THE DEPARTMENT OF LABOR, AND THE ASSETS OF SUCH PLAN WHEN COMBINED WITH THE ASSETS OF OTHER PLANS ESTABLISHED OR MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF) OR EMPLOYEE ORGANIZATION AND MANAGED BY SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY, DO NOT REPRESENT MORE THAN 20% OF THE TOTAL CLIENT ASSETS MANAGED BY SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY AT THE TIME OF THE TRANSACTION, AND THE OTHER APPLICABLE CONDITIONS OF SUCH EXEMPTION ARE OTHERWISE SATISFIED;

     (4) TO THE EXTENT SUCH PLAN IS A GOVERNMENTAL PLAN (AS DEFINED AS SECTION 3 OF ERISA) WHICH IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 401 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE");
                                                           ----

     (5) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT, THE RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN, TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR ITS AFFILIATES) OR EMPLOYEE ORGANIZATION, DO NOT EXCEED 10% OF THE TOTAL RESERVES AND LIABILITIES OF THE INSURANCE COMPANY GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES), PLUS SURPLUS AS SET FORTH IN THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILE OF THE INSURER, IN ACCORDANCE WITH PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, AND THE OTHER APPLICABLE CONDITIONS OF SUCH EXEMPTION ARE OTHERWISE SATISFIED;

        (6) TO THE EXTENT PURCHASE IS MADE BY AN IN-HOUSE ASSET MANAGER WITHIN THE MEANING OF PART IV(A) OF PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, SUCH MANAGER HAS MADE OR PROPERLY AUTHORIZED THE DECISION FOR SUCH PLAN TO PURCHASE THIS SECURITY, UNDER CIRCUMSTANCES SUCH THAT PROHIBITED TRANSACTION CLASS EXEMPTION 96-23 IS APPLICABLE TO THE PURCHASE AND HOLDING OF THIS SECURITY; OR

        (7) TO THE EXTENT SUCH PURCHASE WILL NOT OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OR SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.

                           J. C. PENNEY COMPANY, INC.

CUSIP: 708160 BU 9
ISIN:  US708160BU98                                                     No. ___

             5% CONVERTIBLE SUBORDINATED NOTES DUE OCTOBER 15, 2008

        J. C. Penney Company, Inc., a Delaware corporation (the "Company", which
                                                                 -------
term shall include any successor corporation under the Indenture referred to on the reverse hereof), promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______] Dollars ([$________]) on October 15, 2008 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security](3)

        Interest Payment Dates: April 15 and October 15, beginning April 15,
2002.

        Record Dates: April 1 and October 1.

        This Security is convertible as specified on the other side of this Security. Additional provisions of this Security are set forth on the other side of this Security.

                             SIGNATURE PAGE FOLLOWS


_____________________

(3) This phrase should be included only if the Security is a Global Security.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                        J. C. PENNEY COMPANY, INC.

                        By:____________________________
                           Name:
                           Title:

Attest

By:____________________________
   Name:
   Title:

Dated:

Trustee's Certificate of Authentication: This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

_______________________________
Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                           J. C. PENNEY COMPANY, INC.

             5% CONVERTIBLE SUBORDINATED NOTES DUE OCTOBER 15, 2008

1.   Interest.
     --------

         J. C. Penney Company, Inc. a Delaware corporation (the "Company", which
                                                                 -------
term shall include any successor corporation under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 5% per annum. The Company shall pay interest semiannually on April 15 and October 15 of each year, commencing April 15, 2002. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 15, 2001; provided, however,
                                                              --------  -------
that if there is not an existing Default in the payment of interest and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Any reference herein to interest accrued or payable as of any date shall include any Additional Interest accrued or payable on such date as provided in the Registration Rights Agreement.

2.   Method of Payment.
     -----------------

         The Company shall pay interest on this Security (except defaulted interest) to the person who is the Holder of this Security at the close of business on April 1 or October 1, as the case may be, next preceding the related interest payment date. The Holder must surrender this Security to a Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest in respect of any Certificated Security by check or wire payable in such money; provided, however, that a Holder with an aggregate principal amount
            --------  -------
in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder. The Company may mail an interest check to the Holder's registered address. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

3.   Paying Agent, Securities Registrar and Conversion Agent.
     -------------------------------------------------------

         Initially, The Bank of New York (the "Trustee", which term shall include any successor trustee under the Indenture hereinafter referred to) will act as Paying Agent, Securities Registrar and Conversion Agent. The Company may change any Paying Agent, Securities Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Securities Registrar.

4.   Indenture, Limitations.
     ----------------------

          This Security is one of a duly authorized issue of Securities of the Company designated as its 5% Convertible Subordinated Notes Due October 15, 2008 (the "Securities"), issued under an Indenture dated as of October 15, 2001
      ----------
(together with any supplemental indentures thereto, the "Indenture"), between
                                                         ---------
the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this Security is referred to the Indenture and said Act for a statement of them. The Securities are subordinated unsecured obligations of the Company limited to $600,000,000 aggregate principal amount plus the amount (up to an additional $50,000,000) issuable upon exercise of the option in the Purchase Agreement, subject to Section 2.7 of the Indenture. The Indenture does not limit other debt of the Company, secured or unsecured, including Senior Indebtedness.

5.   Optional Redemption.
     -------------------

          The Securities are subject to redemption, at any time on or after October 20, 2004, on at least 20 days and no more than 60 days notice, in whole or in part, at the election of the Company. The Redemption Prices (expressed as percentages of the principal amount) are as follows for Securities redeemed during the periods set forth below:

Period                                                           Redemption Price
------                                                           ----------------
Beginning on October 20, 2004 and ending on October 14, 2005 ............... 102.500%
Beginning on October 15, 2005 and ending on October 14, 2006 ............... 101.667%
Beginning on October 15, 2006 and ending on October 14, 2007 ............... 100.833%
Beginning on October 15, 2007 and thereafter ............................... 100.000%


in each case together with accrued interest up to but not including the Redemption Date; provided that if the Redemption Date is an interest payment
                 --------
date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record dates.

6.   Notice of Redemption.
     --------------------

          Notice of redemption will be mailed by first-class mail at least 20 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price plus accrued interest, if any, accrued to, but excluding, the Redemption Date, interest shall cease to accrue on Securities or portions of them called for redemption.

7.   Purchase of Securities at Option of Holder Upon a Change in Control.
     -------------------------------------------------------------------

          At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple of $1,000 in excess thereof) of the Securities held by such Holder on the date that is 30 Business Days after the occurrence of a Change in Control, at a purchase price equal to 100% of the principal amount thereof together with accrued interest up to, but excluding, the Change in Control Purchase Date. The Holder shall have the right to withdraw any Change in Control Purchase Notice (in whole or in a portion thereof that is $1,000 or an integral multiple of $1,000 in excess thereof) at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

8.   Conversion.
     ----------

          A Holder of a Security may convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into shares of Common Stock at any time prior to the close of business on October 15, 2008; provided, however, that if the Security
                                       --------  -------
is called for redemption or subject to purchase upon a Change in Control, the conversion right will terminate at the close of business on the Business Day immediately preceding the Redemption Date or the Change in Control Purchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or purchase (unless the Company shall default in making the redemption payment or Change in Control Purchase Price, as the case may be, when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed or purchased). The initial Conversion Price is $28.50 per share, subject to adjustment under certain circumstances. The number of shares of Common Stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security or portion thereof converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Closing Price (as defined in the Indenture) of the Common Stock on the Trading Day immediately prior to the Conversion Date. To convert a Security, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Securities Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any regular record date to the opening of business on the next succeeding interest payment date (excluding Securities or portions thereof called for redemption or subject to purchase upon a Change in Control on a Redemption Date or Change in Control Purchase Date, as the case may be, during the period beginning at the close of business on a regular record date and ending at the opening of business on the first Business Day after the next succeeding interest payment date, or if such interest payment date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. If the Company defaults in the payment of interest payable on such interest payment date, the Company shall promptly repay such funds to such Holder. A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof. A Security in respect of which a Holder had delivered a Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such

Security may be converted only if the Change in Control Purchase Notice is withdrawn in accordance with the terms of the Indenture.

9.   Conversion Arrangement on Call for Redemption.
     ---------------------------------------------

          Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest, if any, to, but not including, the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in trust for such Holders.

10.  Subordination.
     -------------

          The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company. Any Holder by accepting this Security agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect. In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

11.  Denominations, Transfer, Exchange.
     ---------------------------------

          The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Securities Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Indenture.

12.  Persons Deemed Owners.
     ---------------------

          The Holder of a Security may be treated as the owner of it for all purposes.

13.  Unclaimed Money.
     ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment.

14.  Amendment, Supplement and Waiver.
     --------------------------------

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least 66-2/3% in principal amount of the

Securities then outstanding, and an existing Default or Event of Default and its consequence or compliance with any provision of the Indenture or the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.  Successor Corporation.
     ---------------------

          When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

16.  Defaults and Remedies.
     ---------------------

          Under the Indenture, an Event of Default includes: (i) default for 30 days in payment of any interest on any Securities; (ii) default in payment of any principal (including, without limitation, any premium, if any) on the Securities when due; (iii) failure by the Company for 90 days after notice to it to comply with any of its other agreements contained in the Indenture or the Securities; (iv) failure by the Company to give notice to the Trustee and Holders of a Change in Control in accordance with the Indenture; and (v) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities then outstanding may declare all unpaid principal to the date of acceleration on the Securities then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require reasonable security and indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of Default.

17.  Trustee Dealings with the Company.
     ---------------------------------

          The Bank of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

18.  No Recourse Against Others.
     --------------------------

          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Security by accepting this Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

19.  Authentication.
     --------------

          This Security shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Security.

20.  Abbreviations and Definitions.
     -----------------------------

          Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act). All terms defined in the Indenture and used in this Security but not specifically defined herein are defined in the Indenture and are used herein as so defined.

21.  Indenture to Control; Governing Law.
     -----------------------------------

          In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

          The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: J. C. Penney Company, Inc., 6501 Legacy Drive, Plano, Texas, 75024-3698, Attention:
Secretary.

                                 ASSIGNMENT FORM

               To assign this Security, fill in the form below:

               I or we assign and transfer this Security to ____________________

________________________________________________________________________________
             (Insert assignee's Social Security or Tax I.D. number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint

________________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

                                                       Your Signature:

Date:______________________            _________________________________________
                                       (Sign exactly as your name appears on the other side of this Security)

*Signature guaranteed by:

By:_______________________

* Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                CONVERSION NOTICE

              To convert this Security into Common Stock of the Company, check the box: [_]

              To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $____________.

              If you want the stock certificate made out in another person's name, fill in the form below:

------------------------------------------------------------------------
              (Insert assignee's Social Security or Tax I.D. number)

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

------------------------------------------------------------------------

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

                                              Your Signature:

Date:______________________        ____________________________________________
                                   (Sign exactly as your name appears on the
                                    other side of this Security)

*Signature guaranteed by:

By:________________________

* Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                           OPTION TO ELECT REPURCHASE
                            UPON A CHANGE OF CONTROL

To: J. C. Penney Company, Inc.

              The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from J. C. Penney Company, Inc. (the "Company") as to the occurrence of a Change in Control with respect to the
      -------
Company and requests and instructs the Company to redeem the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Change in Control Purchase Price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Date:___________________________


                                                 _______________________________
                                                 Signature(s)

                                                 Signature(s) must be guaranteed
                                                 by a qualified guarantor
                                                 institution with membership in
                                                 an approved signature guarantee
                                                 program pursuant to Rule
                                                 17Ad-15 under the Securities
                                                 Exchange Act of 1934.

                                                 _______________________________
                                                 Signature Guaranty

Principal amount to be redeemed (in an integral multiple of $1,000, if less than all):

___________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                         SCHEDULE OF EXCHANGES OF SECURITIES(4)

The following exchanges, redemptions, repurchases or conversions of a part of this global Security have been made:

   Principal Amount of
   this Global Security
      Following Such                                     Amount of Decrease in         Amount of Increase in
     Decrease Date of       Authorized Signatory of     Principal Amount of this     Principal Amount of this
   Exchange (or Increase)     Securities Custodian          Global Security              Global Security
   ----------------------   -----------------------     ------------------------     ------------------------





----------------------------

(4)This schedule should be included only if the Security is a Global Security.

                                                                       EXHIBIT B

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
          REGISTRATION OF TRANSFER OF TRANSFER RESTRICTED SECURITIES(5)

Re:   5% Convertible Subordinated Securities Due October 15, 2008
      (the "Securities") of J. C. Penney Company, Inc.
            ----------

             This certificate relates to $_______ principal amount of Securities owned in (check applicable box)

         [_] book-entry or

         [_] definitive form by ________________ (the "Transferor").
                                                       ----------

             The Transferor has requested a Securities Registrar or the Trustee to exchange or register the transfer of such Securities.

             In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section
2.12 of the Indenture dated as of October 15, 2001 between J. C. Penney Company, Inc. and The Bank of New York, as trustee (the "Indenture"), and the transfer of
                                                ---------
such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check
                                                   --------------
applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

      [_] Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

      [_] Such Security is being acquired for the Transferor's own account, without transfer.

      [_] Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

      [_] Such Security is being transferred to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A or any successor provision thereto ("Rule
                                                                       ----
             144A") under the Securities Act) that is purchasing for its own
             ----
             account or for the account of a "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

      [_] Such Security is being transferred to a purchaser who is not a U.S. person (as defined in Regulation S under the Securities Act) in an offshore transaction pursuant to Regulation S under the Securities Act.

      [_] Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.
                        --------

__________________________

(5) This certificate should only be included if this Security is a Transfer Restricted Security.

     [_] Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Security will, upon such transfer, cease to be a "restricted security" within the meaning of Rule 144 under the Securities Act.


Date:__________________________       _________________________________
                                         (Insert Name of Transferor)

                                      B-2